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                                                                    EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                                   PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Steven D. Goldby, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Symyx Technologies, Inc. on Form 10-Q for the period ending March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Symyx Technologies, Inc.

                                                By: /s/ Steven D. Goldby
                                                    ------------------------
                                                    Steven D. Goldby
                                                    Chairman of the Board,
                                                    Chief Executive Officer
                                                    May 6, 2003

         I, Jeryl L. Hilleman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Symyx Technologies, Inc. on Form 10-Q for the period ending March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Symyx Technologies, Inc.

                                                By: /s/ Jeryl L. Hilleman
                                                    ------------------------
                                                    Jeryl L. Hilleman
                                                    Senior Vice President,
                                                    Chief Financial Officer
                                                    May 6, 2003

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